UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

CVB Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

California	000-10140	95-3629339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N HAVEN AVE STE 350
ONTARIO , California		91764
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 909 980-4030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
On May 20, 2026, CVB Financial Corp. (the “Company”) held its 2026 Annual Meeting of Shareholders.
(b)
Each of the matters submitted to the Company’s shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1 – Election of Directors.

The following ten (10) individuals were elected to serve as directors of the Company for a one-year term expiring at the Company’s 2027 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julianne Biagini-Komas	96,124,336	2,732,588	15,839,830
George A. Borba, Jr.	95,502,501	3,354,423	15,839,830
David A. Brager	95,696,662	3,160,262	15,839,830
Stephen A. Del Guercio	95,421,452	3,435,472	15,839,830
Clay Jones	94,819,332	4,037,592	15,839,830
Anna Kan	95,907,539	2,949,385	15,839,830
Jane Olvera Majors	95,870,597	2,986,327	15,839,830
Raymond V. O’Brien III	94,920,475	3,936,449	15,839,830
Hal W. Oswalt	94,760,819	4,096,105	15,839,830
Timothy Stephens	96,106,452	2,750,472	15,839,830

Proposal 2 – A Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for 2025 (“Say-On-Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,116,229	6,455,002	284,693	15,839,830

Proposal 3 – Ratification of the Audit Committee’s Appointment of the Company’s Independent Registered Public Accounting Firm for 2026.

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2026 was ratified. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
114,187,433	403,538	105,783	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB Financial Corp.

Date:	May 22, 2026	By:	/s/ Richard H. Wohl
Richard H. Wohl Executive Vice President and General Counsel